SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    AMENDMENT
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 24, 2005


                                TRUE HEALTH, INC.
             (Exact name of registrant as specified in its charter)

                                      Utah
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                                True Health, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                             011 44 (0)208 658 9575
          (Telephone number, including area code of agent for service)




ITEM 3.  SECURITIES AND TRADING MARKETS

Item 3.02 - Unregistered Sales of Equity Securities.

         On February 24, 2005, True Health, Inc., a Utah corporation (the "Corporation") agreed to exchange up to 40,000,000 shares of the Corporation's common stock, par value $.01 (the "Company Shares") for 5,000,000 shares of Series A Convertible Preferred Stock (the "Preferred Shares") convertible in accordance with the terms thereof at the exchange ratio of one Preferred Share for each 8 shares of the Company Shares exchanged.

ITEM 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         On February 24, 2005, the Corporation filed Articles of Amendment to Articles of Incorporation with the Secretary of State of Utah to designate 5,000,000 shares of Series A Convertible Preferred Stock.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRUE HEALTH, INC.


                                          By: /s/David Francis
                                             ----------------------------------
                                             David Francis, President and CEO

Date:  March 15, 2005